                                    [PHOTO]
                 GOOD THINGS CAN HAPPEN NO MATTER WHAT HAPPENS

                                    CALAMOS
                             CONVERTIBLE PORTFOLIO

                                  ANNUAL REPORT
                                DECEMBER 31, 2000

                                 [CALAMOS LOGO]
                       CALAMOS(R) FINANCIAL SERVICES, INC.
                           1111 East Warrenville Road
                         Naperville, Illinois 60563-1493
                                 1.800.582.6959
                                 www.calamos.com

CALAMOS CONVERTIBLE PORTFOLIO
A message from the President



          Dear Contract Owners:

                   During a year characterized by the Wall Street Journal as a period of "stock market mayhem," the CALAMOS Convertible Portfolio available through the Kansas City Life Century II Variable Products gained 5.72% for the 12 month period ended December 31, 2000. The Value Line Convertible Index(1) benchmark returned -10.30% for the same period.

                   The CALAMOS Convertible Portfolio outperformed the convertible market by a wide margin, providing downside protection and positive returns for the year. The portfolio also performed very well against traditional market measures: the S&P 500(2) at -9.10% and the disappointing Nasdaq(3) at -39.18%.

                   Because of their unique nature, convertibles are the strategy of choice at CALAMOS. Convertible bonds allow the holder of the bond to convert to the underlying common stock at any time. This feature offers the upside potential of the equity markets, while convertibles' fixed-income characteristics help provide downside protection. Based on our disciplined investment process, which balances risk with reward, we seek opportunities that strive to preserve assets while providing excellent long-term performance.

                   Over the last two years, the financial markets have presented a multiplicity of circumstances, creating somewhat of a mini-market cycle in both stocks and bonds over a relatively short period of time. In 1999, the CALAMOS Convertible Portfolio demonstrated excellent upside appreciation as the equity component of convertibles allowed significant capital gains in strong equity markets. In 2000, the CALAMOS convertible portfolio, by emphasizing convertible issues with better risk/reward profiles, was able to participate in the fixed-income market's positive performance.

                  Record levels of new-convertible issuance presented us with many attractive investment opportunities. The domestic market saw 140 new deals totaling approximately $60 billion come to market in 2000, far surpassing 1999's (then) record-setting sum of $40 billion.

                   During 2000, total assets under management for institutional and individually managed accounts by CALAMOS ASSET MANAGEMENT, INC., the advisor to the CALAMOS Convertible Portfolio, have grown to approximately $6.2 billion. At the same time, we added staff and strengthened our infrastructure to respond to our growing number of clients and their expanding portfolios. Ever-advancing technological capabilities also benefited our research, enabling our portfolio managers to monitor over 500 companies and 1,600 convertible issues on a daily basis to help identify the most promising opportunities.

                   For more than two decades, CALAMOS ASSET MANAGEMENT, INC. has helped investors pursue financial success while managing risk through our disciplined convertible investment strategy. We are pleased to be a part of the Century II fund choices and thank you for your continued confidence in the CALAMOS Convertible Portfolio.


          Sincerely,

          /s/ JOHN P. CALAMOS


          John P. Calamos
          President and Chief Investment Officer
          January 19, 2001















          (1) THE VALUE LINE CONVERTIBLE INDEX is an equally weighted index of the largest 585 convertibles. Selection is based on issue size and trading statistics. The index represents 90% of the market.
               Source: Frank Russell Company.

          (2) S&P 500: The S&P 500 is an unmanaged index generally considered representative of the U.S. stock market.

          (3) NASDAQ: The Nasdaq Composite Index measures the performance of all issues listed in the Nasdaq Stock Market, except for rights, warrants, units and convertible debentures.



          PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

          MANAGEMENT REVIEW & OUTLOOK

                   WHAT ARE CONVERTIBLE SECURITIES AND WHO SHOULD INVEST IN
          THEM?

                   Convertible securities are hybrid securities that combine the characteristics of both stocks and bonds with the option to convert the security into a specified number of common stock shares. Therefore, they offer the potential for excellent opportunities in both worlds, that is, participation in the growth of a stock's value while earning income from the bond. The equity component provides excellent upside return potential while the fixed-income features help both to reduce downside risk and help preserve your assets. Of course, there are also risks associated with investments in convertible securities, such as the risk that the issuing company will become insolvent.

                   In managing a convertible portfolio, risk/reward measures the relationship of the portfolio's upside potential versus the potential downside protection provided by convertibles' fixed-income characteristics. At CALAMOS, we maintain a favorable risk/reward ratio by taking profits on convertibles that have increased in price and become more equity sensitive and replacing them with convertibles closer to par with stronger fixed-income features. This strategy allows the funds to be appropriately aggressive while retaining defensive characteristics.

                   Since the performance of convertibles does not correlate directly to that of the stock or bond markets, they may help diversify a portfolio. A convertible portfolio may benefit moderately conservative investors who seek fixed income with favorable risk characteristics while desiring equity participation and the potential for capital appreciation.

                   HOW DOES MANAGEMENT SELECT ISSUES FOR THE PORTFOLIO?

                  Because convertibles share characteristics of both bonds and equities, to analyze a convertible thoroughly is significantly more complex than looking at either of its two components individually. But at CALAMOS, evaluating an issue's bond and stock aspects is just the beginning. We must then assemble the diverse building blocks into a cohesive portfolio.

                   We approach this challenge with a disciplined, proprietary investment process, the CALAMOS Convertible Evaluation System, supported by a series of quantitative models we've built and tested over time. Each of its four steps focuses on a specific element of the convertible candidate:

                   1. PROTECTION OF PRINCIPAL. First, credit analysis plays a significant role in evaluating convertible securities. In this step, we look strictly at the fixed-income attributes to assess the potential protection of principal that the proposed issue may offer.

                   2. COMPANY GROWTH PROSPECTS. We analyze the underlying equity component of the issue by quantifying the company's growth prospects: earnings potential, cash flow return on capital, and expected return. This allows our analysts to concentrate on management and other qualitative factors.

                   3. RISK/REWARD. Based on Contingent Claims Option Theory, the CALAMOS Convertible Model determines the fair value of the security. It integrates the credit and equity analyses with convertible evaluation to ascertain the most probable range of price movements over the expected investment time horizon--assessing the individual risk/reward range and the convertible's over- or undervaluation.

                   4. CONVERTIBLE FIT WITHIN OVERALL PORTFOLIO. Finally, we analyze the convertible's fit within the overall portfolio, reviewing the risk/reward parameters relative to specific client guidelines, macroeconomic factors and the impact on the portfolio's industry group and economic sector design.

                   WHAT SIGNIFICANT FACTORS IMPACTED THE CALAMOS CONVERTIBLE PORTFOLIO?

                   Despite a weak equity market and disaster in the NASDAQ, the CALAMOS Convertible Portfolio outperformed the convertible market during 2000, provided a positive return while managing risk. The convertible indexes performed more in line with the equity markets than the fixed-income markets. However, the CALAMOS portfolios, striking a balance between risk and reward, performed more like the fixed-income markets. During the year, our sector allocation, quality focus and security selection all added value relative to the convertible market.

                   During 2000, we overweighted the financial sector relative to the convertible market, with an emphasis on the insurance and REIT industries. Coming into the year, we found very attractively positioned convertibles in these two industry groups, with underlying stocks that were attractively priced relative to the marketplace.

                   Despite our overall underweighting in the consumer growth sector, our industry and security selection in this sector benefited portfolio performance. In particular, we found outstanding convertible opportunities in the pharmaceutical industry, with an emphasis on drug-delivery firms. These issues offered strong balance sheets, excellent convertible risk/reward profiles and underlying equities that were very undervalued.

                   We benefited portfolio performance by underweighting the technology sector but selecting specific securities that performed well. The utilities sector had an outstanding year and an overweighting in this area aided returns. The portfolio's underweighting in energy detracted from performance as the summer's sharp price rise in oil prices benefited the sector.

                   The convertible market has gone through a three-year investment-quality rating deterioration, but we have remained focused on companies with better balance sheets. This year our overweighting in high-quality convertibles added value, as did our selection of individual below-investment-grade issues.

                   WHAT IS THE OUTLOOK FOR THE CALAMOS CONVERTIBLE PORTFOLIO?

                   We believe the economy will avoid a hard landing and that 2001 should provide a better year for most investors. The economy may slow to 2.5 to 3.0% GDP growth and real interest rates should decline. We believe the Fed will lower short-term interest rates, and the short end of the yield curve will come down as very high real short-term interest rates move back to a more normal spread above inflation. The slowdown in the economy has already had a negative impact on many equity prices, and this will continue. We believe the very low U.S. savings rate will begin to accelerate as the growth in net worth has slowed or moved into negative territory given last year's equity market decline. The increase in savings rates provides a degree of protection for the market in general.

                   By late in the first quarter or early in the second, we expect that investors will already be looking ahead to 2002 with a ramp-up in capital spending. Tax cuts are likely, along with lower interest rates, and this combination should provide consumers with enough liquidity to continue to fuel this economy. Energy price comparisons should also moderate, and as a result, the inflation rate should come down. We anticipate that 2001 will be a year when active management again outperforms the indexes and good stock pickers stand out.

                   At this time, the equity market averages reflect a slowing economy with credit deterioration. The market averages, however, mask extreme pricing discrepancies among individual companies and industry groups. Many individual company and industry opportunities exist. We are looking for opportunities in the consumer cyclical, capital goods and technology sectors and expect to reduce exposure in the financial and consumer growth sectors.

                   Finally, the low-risk approach to investing that worked well in 2000 will probably not be the best strategy for 2001. We plan to apply our rigorous investment process to identifying opportunities in the low-grade credit area.

                   Looking ahead, we believe the convertible security as an investment vehicle should prove a comfortable means to build wealth and navigate investment challenges over the coming decade.

                   This report has been prepared by CALAMOS ASSET MANAGEMENT, INC., the Portfolio's adviser, for information purposes; any opinions expressed herein reflect our judgment as of this date and are subject to change. The forecasts may not prove true.

         CALAMOS CONVERTIBLE PORTFOLIO
         Total Return


                   --------------------------- -------------------------
                   SINCE INCEPTION             ONE YEAR
                   (5/19/99-12/31/00)          (12/31/99-12/31/00)
                   --------------------------- -------------------------
                   17.79%                      5.72%
                   --------------------------- -------------------------


                   TOTAL RETURN measures net investment income and capital gain or loss from portfolio investments and reflects changes in share price, reinvestment of income and capital gain distributions.





         CALAMOS CONVERTIBLE PORTFOLIO
         Growth of  a $10,000 Investment Since Inception

          Based on a hypothetical investment made in the CALAMOS Convertible Portfolio from 5/19/99 through 12/31/00. Returns for the Value Line Convertible Index are for an investment made 6/1/99 through 12/31/00.



                              [PERFORMANCE GRAPH]



          PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
          *The Value Line Convertible Index is an equally weighted index of the largest 585 convertibles. Selection is based on issue size and trading statistics. The index represents 90% of the market. Source: Frank Russell Company.

         PORTFOLIO MANAGERS


         [PHOTO]JOHN P. CALAMOS
                President and Chief Investment Officer

                           -Investment management experience since 1977
                           -Authority on convertibles, listed call options and
                            other hedging techniques
                           -Authored two books on convertible investing, the
                            latest:
                            Convertible Securities, the Latest Instruments, Portfolio Strategies and Valuation Analysis, 1998
                           -Member of the Investment Analysts Society of Chicago -BS Economics - Illinois Institute of Technology
                           -MBA Finance - Illinois Institute of Technology




         [PHOTO]NICK P. CALAMOS, CFA
                Senior Vice President/Managing Director

                           -Investment management experience since 1983
                           -Oversees research and portfolio management for the
                            firm
                           -Member of the Investment Analysts Society of Chicago -Chartered Financial Analyst
                           -BS Economics - Southern Illinois University
                           -MS Finance - Northern Illinois University

                         REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareowners
Calamos Advisors Trust -
     Calamos Convertible Portfolio


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calamos Advisors Trust - Calamos Convertible Portfolio as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Convertible Portfolio at December 31, 2000, the results of its operations for the year then ended and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                     /s/ ERNST & YOUNG LLP




Chicago, Illinois
February 13, 2001

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

 PRINCIPAL                                         MARKET
 AMOUNT                                             VALUE
 ---------------------------------------------------------
 CONVERTIBLE BONDS (53.2%)
             CAPITAL GOODS - INDUSTRIAL (3.5%)
    $ 53,000 Interim Services, Inc.              $ 35,763
             4.500%, 06/01/05
     175,000 Perkinelmer, Inc.                    124,903
             0.000%, 08/07/20
     105,000 Thermo Electron Corp.                 97,506
             4.000%, 01/15/05
     160,000 Tyco International, Ltd. (b)(c)      122,846
             0.000%, 11/17/20
                                                 --------
                                                  381,018

             CAPITAL GOODS - TECHNOLOGY (17.9%)
     300,000 Anixter International, Inc.(b)(c)     67,788
             0.000%, 06/28/20
     100,000 Anixter International, Inc.(c)        22,375
             0.000%, 06/28/20
      49,000 Atmel Corp.                           34,102
             0.000%, 04/21/18
      20,000 Atmel Corp. (b)                       13,919
             0.000%, 04/21/18
     380,000 Celestica, Inc. (c)                  166,109
             0.000%, 08/01/20
     150,000 Conexant Systems, Inc.                81,618
             4.000%, 02/01/07
      90,000 Cypress Semiconductor                 70,934
             4.000%, 02/01/05
      80,000 Doubleclick, Inc.                     47,533
             4.750%, 03/15/06
     145,000 Hewlett Packard (c)                   77,099
             0.000%, 10/14/17
      20,000 I2 Technologies                       32,246
             5.250%, 12/15/06
      20,000 I2 Technologies (b)                   32,246
             5.250%, 12/15/06
     140,000 Juniper Networks                     148,488
             4.750%, 03/15/07
     200,000 L-3 Communications Holdings (b)      222,000
             5.250%, 06/01/09
     175,000 Merrill Lynch Basket                 147,875
             0.500%, 02/03/05
     115,000 Morgan Stanley Basket                142,025
             0.500%, 12/13/04
      35,000 Nvidia Corp.                          22,413
             4.750%, 10/15/07
      40,000 Rational Software (b)                 51,504
             5.000%, 02/01/07
      76,000 Solectron Corp. (c)                   45,342
             0.000%, 01/27/19
     150,000 Solectron Corp. (c)                   85,250
             0.000%, 05/08/20
     315,000 SSB Technology Structure             268,537
             0.250%, 04/18/05




                 See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

PRINCIPAL                                                 MARKET
 AMOUNT                                                    VALUE
----------------------------------------------------------------
             CAPITAL GOODS - TECHNOLOGY (CONTINUED)
     $ 7,000 Systems & Computer Technology            $    5,198
             5.000%, 10/15/04
      50,000 Triquint Semiconductor (b)                   43,750
             4.000%, 03/01/07
      46,000 Veritas Software                            114,040
             1.856%, 08/13/06                         ----------
                                                       1,942,391

             CONSUMER CYCLICALS (5.4%)
     375,000 Four Seasons Hotels                         142,969
             0.000%, 09/23/29
     105,000 Hilton Hotels                                89,775
             5.000%, 05/15/06
      20,000 Interpublic Group                            23,390
             1.800%, 09/16/04
      75,000 Interpublic Group                            70,114
             1.870%, 06/01/06
      10,000 Interpublic Group (b)                         9,305
             1.870%, 06/01/06
      45,000 United Parcel Services                       47,502
             1.750%, 09/27/07
     210,000 Young & Rubicam                             204,445
             3.000%, 01/15/05                         ----------
                                                         587,500

             CONSUMER GROWTH STAPLES (9.2%)
     150,000 Alza Corp.                                  104,625
             0.000%, 07/28/20
     205,000 Alza Corp. (b)                              144,912
             0.000%, 07/28/20
     100,000 AmeriSource Health (b)                      117,750
             5.000%, 12/01/07
      25,000 CV Therapeutics (b)                          30,518
             4.750%, 03/07/07
     135,000 Health Management Associates (b)            101,555
             0.250%, 08/16/20
      60,000 Ivax Corp. (b)                               73,575
             5.500%, 05/15/07
      66,000 News Corp., Ltd.                             43,357
             0.000%, 03/11/13
      80,000 Roche Holdings, Inc.                         45,600
             0.000%, 04/20/10
      57,000 Roche Holdings, Inc. (b)(c)                  28,785
             0.000%, 05/06/12
     175,000 Teva Pharmaceutical (b)                     193,950
             1.500%,10/15/05
     160,000 Universal Health Services (b)               112,072
             0.426%, 06/23/20                         ----------
                                                         996,699



                 See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

 PRINCIPAL                                                MARKET
 AMOUNT                                                    VALUE
----------------------------------------------------------------
             CREDIT CYCLICALS (1.0%)
   $ 200,000 Lennar Corp.                             $  109,826
             0.000%, 07/29/18

             ENERGY (6.8%)
     205,000 Anadarko Petroleum Corp.                    181,798
             0.000%, 03/07/20
     200,000 Baker Hughes, Inc.                          177,430
             0.000%, 05/05/08
     195,000 Devon Energy (Chevron)                      186,469
             4.900%, 08/15/08
     135,000 Devon Energy (Chevron) (b)                   65,888
             0.000%, 06/27/20
       8,000 Diamond Offshore Drilling                     8,951
             3.750%, 02/15/07
     139,000 Loews Corp. (Diamond Offshore Drilling)     123,189
             3.125%, 09/15/07                         ----------
                                                         743,725

             FINANCIAL (3.7%)
      79,000 Financial Federal Corp.                      71,396
             4.500%, 05/01/05
     300,000 Goldman Sachs Value Basket                  326,812
             1.000%, 12/12/07                         ----------
                                                         398,208

             TELECOMMUNICATIONS (5.7%)
     130,000 Corning, Inc.                                94,324
             0.000%, 11/08/15
     190,000 Dura Pharmaceuticals, Inc.                  180,738
             3.500%, 07/15/02
     100,000 Liberty Media                                57,669
             3.750%, 02/15/30
      50,000 Liberty Media (b)                            28,835
             3.750%, 02/15/30
      45,000 Natural Microsystems                         20,004
             5.000%, 10/15/05
      20,000 Nextel Communications                        14,553
             5.250%, 01/15/10
     110,000 Nextel Communications (b)                    80,040
             5.250%, 01/15/10
     150,000 Terayon Communication (b)                    28,658
             5.000% 08/01/07
     112,000 Verizon Global Funding                      116,153
             4.250%, 09/15/05                         ----------
                                                         620,974

             TOTAL CONVERTIBLE BONDS                   5,780,341
             (Cost $6,034,993)



                 See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

 NUMBER OF                                       MARKET
 SHARES                                           VALUE
-------------------------------------------------------
 CONVERTIBLE PREFERRED STOCKS (24.9%)
             BASIC INDUSTRIES (0.7%)
       1,695 International Paper Company     $   75,653
             5.250%

             CONSUMER CYCLICALS (1.4%)
         650 American Classic Voyage             18,038
             7.000%
       4,150 Newell Financial Trust             137,336
             5.250%                          ----------
                                                155,374

             CONSUMER GROWTH STAPLES (3.2%)
       1,150 Biovail Corp.                       82,225
             6.750%
       4,235 Pharmacia Corp.                    219,426
             6.500%
         900 Wendy's International               49,050
             5.000%                          ----------
                                                350,701

             CONSUMER STAPLES (1.9%)
       5,640 Suiza Foods Trust                  207,834
             5.500%

             ENERGY (0.5%)
         550 El Paso Energy Capital Trust I      49,603
             4.75%

             FINANCIAL (10.4%)
       1,100 Ace, Ltd.                           94,600
             8.25%
       1,600 Equity Office Trust                 75,400
             5.25%
       3,100 Equity Residential Properties       77,306
             7.250%
       3,100 Host Marriott                      135,625
             6.750%
       2,700 Metlife Capital Trust I            295,650
             8.00%
       4,575 National Australia Bank            130,959
             7.8750%
       3,800 Sovereign Capital Trust            184,300
             7.500%
       2,550 Vornado Realty Trust               137,700
             6.50%                           ----------
                                              1,131,540

             TELECOMMUNICATIONS (1.3%)
         950 Global Crossing Ltd.               138,997
             6.75%

             TRANSPORTATION (1.0%)
       2,260 Union Pacific Capital Trust        104,866
             6.250%




                 See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

              NUMBER OF                                  MARKET
              SHARES                                      VALUE
             --------------------------------------------------
             UTILITIES (4.5%)
         750 AES Trust VII                          $    51,881
             6.000%
       2,740 AES Trust VII (b)                          189,537
             6.000%
       4,000 Calpine Corp. Trust (High Tides)(b)        246,000
             5.000%                                 -----------
                                                        487,418
             TOTAL CONVERTIBLE
             PREFERRED STOCKS                         2,701,986
             (Cost $2,430,748)

COMMON STOCKS (13.3%)
             CAPITAL GOODS - INDUSTRIAL (2.4%)
       9,500 Waste Management, Inc.                     263,625

             CONSUMER CYCLICALS (1.8%)
       2,230 Boeing Company                             147,180
       1,964 Royal Caribbean Cruises, Ltd.               51,948
                                                    -----------
                                                        199,128

             CONSUMER STAPLES (5.9%)
       4,600 H.J. Heinz Company                         218,212
       7,400 Kellogg Company                            194,250
       4,200 Robert Mondavi (a)                         227,325
                                                    -----------
                                                        639,787

             FINANCIAL (3.2%)
       5,200 Countrywide Credit, Inc.                   261,300
       1,210 MGIC  Investment Capital                    81,599
                                                    -----------
                                                        342,899

             TOTAL COMMON STOCKS                      1,445,439
             (Cost $1,225,691)

             TOTAL INVESTMENTS (91.4%)                9,927,766
                                                    -----------
             (Cost $9,691,432)

             CASH DEPOSITS WITH CUSTODIAN (7.6%)        821,270
                                                    -----------
             (INTEREST BEARING)

             OTHER ASSETS LESS LIABILITIES (1.0%)       109,849
                                                    -----------

             NET ASSETS (100.0%)                    $10,858,885
                                                    -----------

             NET ASSET VALUE PER SHARE              $     12.30
                                                    -----------
             (882,817 shares outstanding)

              Notes to Schedule of Investments
                   (a)  Non-income producing security.
                   (b) Rule 144A security-Private placement securities issued under Rule 144A are exempt from the registration requirement of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the portfolio, and any resale by the portfolio must be an exempt transaction, normally to other qualified institutional investors.
                   (c)  LYON - Liquid Yield Option Note




                 See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investments, at value (cost $9,691,432)                           $ 9,927,766
Cash with custodian (interest bearing)                                821,270
Receivable for fund shares sold                                       130,846
Accrued interest and dividends receivable                              49,520
Due from Advisor                                                       98,612
                                                                  -----------
                  Total Assets                                    $11,028,014
                                                                  -----------

LIABILITIES AND NET ASSETS
Payable for investments purchased                                      83,142
Payable for fund shares redeemed                                            2
Payable to investment advisor                                           6,518
Accounts payable and accrued liabilities                               79,467
                                                                  -----------
                 Total Liabilities                                    169,129
                                                                  -----------

 NET ASSETS                                                       $10,858,885
                                                                  ===========

ANALYSIS OF NET ASSETS
Excess of amounts received from issuance of shares over amounts
       paid on redemptions of shares on account of capital        $10,600,884
Undistributed net investment income                                    10,533
Accumulated net realized gain on investments                           11,134
Net Unrealized appreciation of investments                            236,334
                                                                  -----------

NET ASSETS                                                        $10,858,885
                                                                  ===========

Net Assets Applicable to Shares Outstanding                       $10,858,885
Shares Outstanding                                                    882,817
Net Asset Value, Offering Price and Redemption Price Per Share    $     12.30

See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Interest                                                         $ 152,289
Dividends                                                          104,793
                                                                 ---------
   Total Investment Income                                         257,082
                                                                 ---------
EXPENSES
Investment advisory fees                                            48,083
Transfer agent fees                                                 12,004
Custodian fees                                                      15,275
Registration fees                                                   14,081
Professional fees                                                   29,916
Accounting fees                                                     64,160
Misc fees                                                           26,418
Trustees' fees                                                      10,460
                                                                 ---------
  Total expenses                                                   220,397
  Less expense reimbursement and waiver                           (156,286)
                                                                 ---------
  Net expenses                                                      64,111
                                                                 ---------

NET INVESTMENT INCOME                                              192,971
                                                                 ---------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, options and
   forward foreign currency contracts                              233,059
Change in net unrealized appreciation/depreciation on
   investments, options and forward foreign currency contracts     (98,707)
                                                                 ---------
NET GAIN ON INVESTMENTS                                            134,352
                                                                 ---------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                     $ 327,323
                                                                 =========
See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED 12/31/2000 AND THE PERIOD ENDED 12/31/1999

                                                           YEAR ENDED   PERIOD ENDED(*)
                                                           12/31/2000     12/31/1999
OPERATIONS
Net investment income                                    $    192,971    $     18,689
Net realized gain (loss) on investments, options and
   forward foreign currency contracts                         233,059          (7,506)
Change in unrealized appreciation/depreciation on
   investments, options and forward currency contracts        (98,707)        335,041
                                                         ------------    ------------
Net increase in net assets resulting from operations     $    327,323         346,224
                                                         ============    ============


DISTRIBUTIONS TO
   SHAREHOLDERS
Net investment income                                        (182,438)        (18,689)
Net realized gains                                           (214,419)             --
Return of capital                                                  --          (9,445)
                                                         ------------    ------------
Total Distributions                                          (396,857)        (28,134)
                                                         ============    ============

INCREASE IN NET ASSETS FROM
    CAPITAL SHARE TRANSACTIONS                              8,386,830       2,123,499
                                                         ------------    ------------

TOTAL INCREASE IN NET ASSETS                                8,317,296       2,441,589

NET ASSETS
Beginning of period                                         2,541,589         100,000
End of period                                              10,858,885       2,541,589
                                                         ------------    ------------

Undistributed Net Investment Income                      $     10,533    $         --


* The Fund commenced investment operations on May 19, 1999.

See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization- Calamos Advisors Trust, a Massachusetts business trust organized February 17, 1999 (the "Trust"), consists of a single series, Calamos Convertible Portfolio (the "Portfolio"). The Trust currently offers Portfolio's shares to certain life insurance companies (Participating Insurance Companies) for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio commenced investment operations on May 19, 1999.

Portfolio Valuation- Investments are stated at value. Securities for which quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the mean of the most recently quoted bid and asked prices. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Investment Transactions and Investment Income - Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income is recognized using the accrual method and includes amortization of premium and accretion of original issue discount and market discount. Dividend income is recognized on the ex-dividend date.

Federal Income Taxes - No provision has been made for Federal income taxes since the Portfolio elected to be taxed as a "regulated investment company" and has made such distributions to shareholders as to be relieved of all Federal income taxes.

Dividends and Capital Gains - The Portfolio intends to distribute to its shareholders its net investment income quarterly and net capital gain, if any, annually. Distributions to shareholders are recorded on ex-dividend date. Income and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

NOTE  2 - INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with Calamos Asset Management, Inc. ("CAM"), the Portfolio pays an investment advisory fee at the annual rate of 0.75% of the average daily net assets of the Portfolio.

CAM has voluntarily undertaken to limit normal operating expenses of the Portfolio to 1.00% of average daily net assets. As of December 31, 2000, this expense reimbursement and waiver was $156,286 This reimbursement and waiver is voluntary and may be terminated by CAM at any time.

Certain portfolio transactions for the Funds have been executed through CALAMOS FINANCIAL SERVICES, INC. ("CFS") as broker, consistent with the Fund's policy of obtaining best price and execution. During the year ended December 31, 2000 the Portfolio paid brokerage commissions to CFS on purchases and sales of portfolio securities in the amount of $2,225.

Certain officers and trustees of the Trust are also officers and directors of CAM. All officers and affiliated trustees serve without direct compensation from the Trust.

NOTE 3- INVESTMENTS

Purchases and sales of investments other than short-term obligations for the year ended December 31, 2000 were as follows:

   Purchases                                         $ 11,668,576

   Proceeds from sales                                  4,144,709

The following information is based on the cost basis of investments for Federal income tax purposes at December 31, 2000:

   Cost basis of investments                          $ 9,691,432
   Gross unrealized appreciation                          956,307
   Gross unrealized depreciation                          719,973
   Net unrealized appreciation                            236,334

NOTE 4- INTEREST BEARING CASH DEPOSIT WITH CUSTODIAN

The Portfolio earns interest on its average daily balance with the custodian at a rate equal to the current Federal Reserve federal funds rate. During the year ended December 31, 2000, the Portfolio earned $ 31,537 in interest income under this arrangement.

NOTE 5- CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Portfolio:

Year ended December 31, 2000:

                                     SHARES           DOLLARS
                                     ------           -------
Shares sold                         693,606           $ 8,631,970
Shares issued in reinvestment
     of distributions                31,633               396,857
Less shares redeemed                (51,106)             (641,997)
Increase                            674,133           $ 8,386,830




Period ended December 31, 1999:

                                     SHARES           DOLLARS
                                     ------           -------
Shares sold                         198,074           $ 2,114,924
Shares issued in reinvestment
     of distributions                 2,350                28,134
Less shares redeemed                 (1,740)              (19,559)
Increase                            198,684           $ 2,123,499

CALAMOS CONVERTIBLE PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ARE AS FOLLOWS:

                                                               YEAR       MAY 19, 1999
                                                               ENDED           to
                                                           DEC. 31, 2000  DEC. 31, 1999
                                                           -------------  -------------
Net asset value, beginning of period                       $       12.18  $       10.00

Income from investment operations:
     Net investment income                                          0.31           0.09
     Net realized and unrealized gain (loss)
      on investments                                                0.39           2.23
                                                           -------------  -------------
Total from investment operations                                    0.70           2.32
                                                           -------------  -------------

Less distributions:
     Dividends from net investment income                          (0.30)        ( 0.09)
     Distributions from net realized capital gains                 (0.28)
     Distributions paid from capital                                  --          (0.05)
                                                           -------------  -------------
          Total distributions                                      (0.58)         (0.14)
                                                           -------------  -------------

Net asset value, end of period                             $       12.30  $       12.18
                                                           =============  =============

Total Return (a)                                                    5.72%         23.19%

Ratios and supplemental data:
     Net assets, end of period (000)                       $      10,859  $       2,542
     Ratio of expenses to average net assets (b)                    1.00%          1.00%(*)
     Ratio of net investment income to average                      3.01%          3.10%(*)
      net assets (b)

Portfolio Turnover Rate                                            70.51%         31.65%(*)


     (a)  Total return is not annualized.
     (b) After the reimbursement and waiver of expenses by the Advisor equivalent to 2.44% and 8.86%(*) of average net assets for the year ended Dec. 31, 2000 and the period ended Dec. 31, 1999, respectively.

          (*)  Annualized